SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                           THE SECURITIES ACT OF 1934

                                ---------------


Date of Report (Date of Earliest Event Reported): November 9, 2000


                             NATIONAL BANKSHARES, INC.
--------------------------------------------------------------------------------
                      (Exact name of Registrant as specified in its charter)


  Virginia                          0-15204                 54-1375874
--------------------------------------------------------------------------------
(State or other                    (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


               P.O. Box 90002
               Blacksburg, Virginia                                   24062-9002
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (540) 951-6300



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Item 7          Financial Statements and Exhibits

        On November 9, 2000, National Bankshares, Inc. (The Company) completed its acquisition of six Virginia branches of AmSouth Bank of Birmingham, Alabama. The Company plans to operate the Dublin, Radford and Pulaski offices through its National Bank of Blacksburg subsidiary. The remaining offices located in Marion, Wytheville and Abingdon will be operated through the Company's Bank of Tazewell County subsidiary.

        Approximately $94 million in deposits and approximately $42 million in loans were acquired.

Item 7(a)      Financial Statements of Business Acquired

        Not applicable

Item 7(b)      Pro Forma Financial Statements

        The following unaudited pro forma condensed statement of financial condition as of September 30, 2000 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999. (Filed as Exhibit 99.1 hereto).

        The unaudited pro forma combined statement of financial condition gives effect to the branch acquisition as if the transaction had occurred on September 30, 2000.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 gives effect to the branch acquisition as if the transaction had occurred January 1, 1999 and the unaudited proforma condensed combined statement of operations for the nine-month period ended September 30, 2000 gives effect to the branch acquisition as if the transaction had occurred January 1, 2000. The unaudited pro forma condensed combined financial statements are provided for informational purposes. The unaudited pro forma condensed combined financial information presented is not necessarily indicative of what the actual financial condition or results of operations would have been had the branch acquisition been completed as of beginning of the periods presented and is not indicative of future financial condition or future results of operations.

        The unaudited pro forma condensed combined financial information set forth herein was prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K of the Company relating to the Branch Acquisition, since such acquisition is significant to the financial statements of the Company. These unaudited pro forma condensed combined financial statements should be read in conjunction with the audited financial statements of the Company, incorporated by reference to
Item 13I of the Company's Report on Form 10-K for the year ended December 31, 1999.

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Item 7(c)      Exhibits

        Exhibit 99.1 Unaudited Pro Forma Condensed Combined Statements of Financial Condition as of December 31, 1999 and Unaudited Condensed Combined Statements of Operations for the Nine Months Ended September 30, 2000 and for the Year Ended December 31, 1999.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NATIONAL BANKSHARES, INC.


December 28, 2000                   /s/James G. Rakes
-----------------                   --------------------------------------------
Date                                James G. Rakes
                                    Chairman
                                    President and
                                    Chief Executive Officer

                                                                    Exhibit 99.1
                            National Bankshares, Inc.

Item 7(b)      Pro Forma Financial Information

I. Unaudited Pro Forma Condensed Combined Statements of Financial Condition as of September 30, 2000.

                                                    (dollars in thousands)
                                                         AmSouth
                                        NBI              Branches
                                 September 30, 2000      Acquired      Combined
                                --------------------- --------------- ----------
Cash and due from banks              $    9,301         $ 1,544        $ 10,845
Interest-bearing deposits                18,003               0          18,003
Federal funds sold                          100               0             100
Securities available for sale           120,190          31,037  (1)    151,227
Securities held to maturity              21,138               0          21,138
Mortgage loans held for sale                122               0             122
Loans, net of unearned income
 and deferred fees                      316,266          42,147         358,413
Less allowance for loan losses            3,732               0           3,732
                                --------------------- --------------- ----------
Loans, net                              312,534          42,147         354,681
Bank premises and equipment               8,388           1,842          10,230
Accrued interest receivable               4,316               0           4,316
Premium paid                                  0           8,293  (2)      8,293
Other assets                              4,805             187           4,992
                                --------------------- --------------- ----------
Total assets                           $498,897         $85,050        $583,947
                                ===================== =============== ==========

Noninterest-bearing deposits             58,731          24,649          83,380
Other deposits                          370,541          69,588         440,129
                                --------------------- --------------- ----------
Total deposits                          429,272          94,237         523,509

Borrowed funds                           10,198         -10,000  (3)        198
Other liabilities                         1,858             813           2,671
                                --------------------- --------------- ----------
Total liabilities                       441,328          85,050         526,378

Stockholder's equity                     57,569               0          57,569
                                --------------------- --------------- ----------
Total liabilities and
stockholders'                          $498,897         $85,050        $583,947
 Equity
                                ===================== =============== ==========

  Note 1: It was assumed for purposes of this disclosure that cash received from the transaction less the pay-off of a $10,000,000 term loan from the FHLB would be invested in securities available for sale.

  Note 2:      The premium paid was 8.8% of deposits purchased.

  Note 3:      Pay-off of term loan to FHLB is the amount of $10,000,000 at 7%.

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                            National Bankshares, Inc.

Item 7(b)      Pro Forma Financial Information

II. Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1999.

                                                     Pro Forma

                                               (dollars in thousands)
                                                        AmSouth
                                        NBI             Branches
                                 December 31, 1999      Acquired      Combined
                                -------------------- --------------- -----------
Interest income                      $   33,603        $ 5,743          $39,346
Interest expense                         14,203          3,522           17,725
                                -------------------- --------------- -----------
Net interest income                      19,400          2,221           21,621

Provision for loan losses                 1,400              0            1,400
                                -------------------- --------------- -----------
Net interest income
After provision for loan losses          18,000          2,221           20,221
                                -------------------- --------------- -----------
Noninterest income                        3,512            655            4,167
Noninterest expense                      11,868          1,919           13,787
Premium amortization                          0            553              553
                                -------------------- --------------- -----------

Income before taxes                       9,644            404           10,048
Income taxes                              2,556            137            2,693
                                -------------------- --------------- -----------
Net income                           $    7,088       $    267         $  7,355
                                ==================== =============== ===========

Diluted earnings per share          $      1.96                       $    2.04
                                ====================                 ===========

Weighted Average Shares               3,607,669                       3,607,669
                                ====================                 ===========


  Note 1: Securities available for sale were assured to be invested at a rate of 7%. Loan yields were approximately 8.5%.

  Note 2:      The cost of interest-bearing deposit was approximately 4.5%.

  Note 3:      The deposit premium is being amortized over a 15 year period.

  Note 4:      A 34% income tax rate was used.

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                            National Bankshares, Inc.

Item 7(b)      Pro Forma Financial Information

III. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine-month period ended September 30, 2000.

                                                     Pro Forma

                                               (dollars in thousands)
                                                         AmSouth
                                        NBI              Branches
                                 September 30, 2000      Acquired     Combined
                                --------------------- -------------- -----------
Interest income                    $     27,716         $ 4,306         $32,022
Interest expense                         12,710           2,641          15,351
                                --------------------- -------------- -----------
Net interest income                      15,006           1,665          16,671

Provision for loan losses                   997               0             997
                                --------------------- -------------- -----------
Net interest income
After provision for loan losses          14,009           1,665          15,674
                                --------------------- -------------- -----------
Noninterest income                        2,863             491           3,354
Noninterest expense                       9,376           1,439          10,815
Premium amortization                          0             415             415
                                --------------------- -------------- -----------

Income before taxes                       7,496             302           7,798
Income taxes                              2,024             103           2,127
                                --------------------- -------------- -----------
Net income                        $       5,472            $199        $  5,671
                                ===================== ============== ===========

Diluted earnings per share       $         1.56                       $    1.61
                                =====================                ===========

Weighted Average Shares               3,515,337                       3,515,337
                                =====================                ===========


  Note 1: Securities available for sale were assumed to be invested at a rate of 7%. Loan yields were approximately 8.5%.

  Note 2:      The cost of interest-bearing liabilities was approximately 4.5%.

  Note 3:      The deposit premium is being amortized over a 15-year period.

  Note 4:      A 34% tax rate was used.

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